EXHIBIT 10.1

ANTRIABIO, INC.

SUBSCRIPTION AGREEMENT

FOR CONVERTIBLE PROMISSORY NOTE AND WARRANT

OFFERING

1.           Subscription.  The undersigned (“Subscriber”) hereby irrevocably subscribes for the purchase of a convertible promissory note (the “Convertible Note”) to be issued by AntriaBio Inc., a Delaware corporation (the “Company”, “us”, “our”, “we” “AntriaBio”), in the principal amount (the “Note Amount”) set forth on the signature page below, together with a warrant (the “Warrant”) to purchase shares of common stock of the Company (the “Shares”).  The forms of Convertible Note and Warrant are attached hereto as Exhibits A and B, respectively.  Subscriber has tendered a check payable to the Company, or sent funds via wire transfer, in the amount of the Note Amount.

2.           Acknowledgments.  Subscriber acknowledges that:

2.1           Information; Opportunity to Ask Questions and Review Documents.  All instruments, documents, records, and financial information pertaining to the Company and this investment (the “Investment”) requested by Subscriber have been made available for inspection by Subscriber and Subscriber's professional advisors.  Subscriber has had the opportunity to ask questions of the executive officers of the Company and, to the extent Subscriber utilized such opportunity, Subscriber received satisfactory answers concerning the Company, its operations and financial needs, and the Investment.  There is available to Subscriber, by contacting the executive officers of the Company, the opportunity to obtain any additional information which the Company possesses or can obtain without unreasonable effort or expense that is necessary to verify information provided to Subscriber.

2.2           Non-reliance.  In making his, her, or its decisions to invest in the Convertible Note and Warrant, the undersigned has relied solely upon the Company’s public filings with the Securities and Exchange Commission, this Subscription Agreement and the Exhibits hereto, and materials made available to the undersigned, by the Company, at the undersigned’s request.  The undersigned acknowledges that he, she, or it has not relied on any representations or warranties (oral or written), not contained or referenced in this Subscription Agreement, and the Exhibits hereto.

2.3           No General Advertising.  Subscriber was not contacted for purposes of this Investment through use of any form of general or public advertising, such as media, public seminars or presentations, the Internet, or other means generally available to the public.

2.4           Restrictions on Transfer.

(a)  Subscriber understands and agrees that the Convertible Note, Shares and Warrant (together, the “Securities”) have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other state, and the Company has no obligation or current intention to register the Securities, and accordingly, the Securities must be held indefinitely unless they are subsequently registered or unless, in the opinion of counsel reasonably acceptable to the Company, a sale or transfer may be made without registration under Federal and state securities laws.  Subscriber further agrees that any certificate evidencing the Securities may bear a legend restricting the transfer of any of the Securities in a manner generally consistent with the foregoing.

(b)  Subscriber is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired by non-affiliates of the issuer thereof, directly or indirectly, from the issuer (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things, the availability of certain public information about the Company and the resale occurring not less than six (6) months after the party has purchased and paid for the securities to be sold.

(c)  Subscriber further understands that, at the time Subscriber wishes to sell the Shares, there may be no public market upon which to make such a sale and that, even if such a public market then exists, the Company may not have filed all reports and other materials required under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, other than Form 8-K reports, during the preceding twelve (12) months and that, in such event, because the Company may have been a “shell company” as contemplated under Rule 144(i), Rule 144 may not be available to Subscriber.

(d)  Subscriber further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

2.5           Payment of Commission.  Subscriber understands and acknowledges that the Company has agreed to pay a cash commission to Paulson Investment Company, Inc. (“PIC”), in an amount equal to 10% of the principal amount of the Convertible Note.  PIC will also receive a non-accountable expense fee equal to 3% of the principal amount of the Convertible Note.  Additionally, upon a conversion of the Convertible Note, whether automatic, or voluntary, the Company will pay PIC a cash commission in an amount equal to 5% of the outstanding principal and interest amount of the Convertible Note, and will also issue a warrant to PIC (“PA Warrants”) to purchase 15% of the total outstanding principal amount of the Convertible Note.  The PA Warrants shall have a strike price equal to the Conversion Price as defined in the Convertible Note.

3.   Representations. Subscriber represents, warrants and covenants as follows:

3.1           Investor Qualifications.  Subscriber is an accredited investor under state and federal securities laws and qualifies as such under the category or categories indicated below:

(Please initial to the left of each applicable criteria)

_______	Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_______	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

_______	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_______	Category 4.	An insurance company as defined in Section 2(a)(13) of the Securities Act; or

_______	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

_______	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

_______	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_______	Category 8.
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000; or

_______	Category 9.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_______	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_______	Category 11.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000; or

_______	Category 12.	Any director or executive officer of the Corporation; or

_______	Category 13.
A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000; provided, however, that (i) person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

_______	Category 14.
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_______	Category 15.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act; or

_______	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

3.2           Speculative Investment.  Subscriber acknowledges that the Securities are issued by a biotech company with products under research and development and the Investment therefore involves a high degree of risk of loss.  In addition, there are substantial restrictions on the transferability of the Securities, making it very difficult to liquidate the Investment.  Subscriber has sufficient resources to provide for Subscriber's current needs and contingencies, has no need for liquidity in this Investment for an indefinite period of time, and can afford to sustain a complete loss with respect to the purchase of the Securities. Subscriber is aware that the Company has a limited financial and operating history; that in its initial years, the Company has experienced and expects to continue to experience substantial losses; and that there is no assurance that the Company will produce revenues or be operated profitably.  For more information regarding some of the specific risks impacting the Company see the “RISK FACTOR” section of this Subscription Agreement.

3.3           Evaluation of Investment.  Subscriber has substantial knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the Investment.  In making the Investment, Subscriber has relied solely on Subscriber's independent investigation and Subscriber's own tax and legal advisors.  Subscriber has sought and received all investment, legal, technical and accounting advice Subscriber believes is necessary to adequately evaluate the Investment.

3.4           Investment Purpose.  Subscriber is acquiring the Convertible Note and Warrant solely for Subscriber's own account, for investment, and not with a view to the distribution or resale of the Securities.

3.5           No Other Representations.  No representations or warranties have been made to Subscriber with regard to the Company, its proposed business or operations, the Securities, or any other matter other than those contained herein, and the exhibits hereto.

3.6           Confidentiality.  Subscriber will maintain the confidentiality of any confidential information and materials disclosed to Subscriber by the Company, and will not use any such information except for the purpose for which it is intended, which is to evaluate a potential investment in the Company.

The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of this Subscription Agreement and shall survive such delivery.

4.           Reliance; Indemnity.

4.1           Reliance on Representations.  Subscriber acknowledges that the Company is relying on the information and representations in this Subscription Agreement.  Subscriber affirms that all of Subscriber's answers herein and in Exhibit C hereto are accurate and complete and may be relied upon by the Company and PIC in determining the availability of an exemption from registration for the offer and sale of the Securities.  Subscriber agrees to provide such additional confirmation of Subscriber's status as the Company may request.

4.2           Indemnification.  Subscriber agrees to indemnify and hold harmless the Company, PIC and each of its executive officers, directors, and agents from and against any and all loss, damage, costs, liability or expense due to or arising out of a breach of any representation or warranty of Subscriber contained herein.

5.           Right to Accept or Reject Subscription.  Subscriber understands that this subscription may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion and if rejected the subscription price will be returned without interest.

6.           Other Financings.  Subscriber understands that the Company will in all likelihood engage in other financings, which may include additional sales of the Company's debt or equity securities, on the same or different terms than provided herein, including higher or lower interest rates, conversion prices or Warrant exercise prices than offered to Subscriber.  In addition, such securities may have rights that are senior to the Shares, including preferential rights to dividends and liquidation proceeds, preferential voting rights (including rights to elect directors), and redemption or other rights that may be dilutive or otherwise adverse to the rights of common shareholders.  Debt securities may include restrictive covenants that limit the operations of the Company.

7.           General.  This Subscription Agreement shall be governed by the laws of the State of Delaware, without regard to its principles of conflicts of laws, contains the sole and entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments and understandings previously between the parties with respect thereto are merged herein.  This Subscription Agreement cannot be changed or terminated or any performance or condition waived in whole or in part except by a writing signed by the party against whom enforcement of the change, termination or waiver is sought.  The waiver of any breach of any term or condition of this Subscription Agreement shall not be deemed to constitute the waiver of any other breach of the same or any other term or condition.

RISK FACTORS

An investment in us involves a high degree of risk. You should consider carefully the following information about these risks before deciding to purchase any of our securities. If any of the events or developments described below actually occurs, our business, results of operations and financial condition would likely suffer. In these circumstances, you may lose all or part of your investment. In addition, it is also possible that other risks and uncertainties that affect our business may arise or become material in the future.  For more information on risks affecting AntriaBio, Inc. please review our Annual, Quarterly and Current Reports filed with the Securities and Exchange Commission on EDGAR at www.sec.gov.

Risks Related to Our Business

We will need substantial additional capital to fund our operations and if we fail to obtain additional capital, we may be unable to complete the development and commercialization of our product candidates or continue our research and development programs

Our operations will consume substantial amounts of cash. We expect to spend substantial amounts on research and development, including amounts spent on conducting preclinical activities, clinical trials for our product candidates, manufacturing, clinical trial materials, and expanding our research and development program. We currently have minimal cash on hand and as of September 30, 2013 we had a working capital deficit of $5,103,961 which included $4,202,384 of principal and interest on convertible notes which have the option of being converted into common stock. It is anticipated that we will need approximately $10 million capital through the fiscal year ended June 30, 2014 to cover operating expenses, clinical testing and leasehold improvements on a lab facility. We expect that our cash used by operations will continue to increase for the next several years. If we are unable to raise additional capital when required or on acceptable terms, we may have to significantly delay, scale back or discontinue one or more of our drug development or research and development programs. We also may be required to:

●	seek collaborators for our product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available; and

●	relinquish, license or otherwise dispose of rights to technologies, product candidates or products that we would otherwise seek to develop or commercialize ourselves on terms that are less favorable than might otherwise be available.

We rely on a single product candidate and if the market for AB101 does not develop as we anticipate, our revenues may decline or fail to grow, which would adversely affect our operating results

Initially, we expect to derive all of our revenues, if any, from AB101. There is no current market for AB101, as it is a pre-clinical drug candidate, so it is uncertain whether AB101 will achieve and sustain high levels of demand and market acceptance. Our success will depend to a substantial extent on the willingness of consumers to accept AB101 as a viable treatment option for diabetes. Failure of consumers to accept AB101 would significantly adversely affect our revenues and profitability.

We are at an early stage of development as a company and we do not have, and may never have, any products that generate significant revenues

We are at an early stage of development as a proprietary product specialty pharmaceutical company and we do not have any commercial products. Our existing product candidates will require extensive additional clinical evaluation, regulatory review, significant marketing efforts and substantial investment before they could provide us with any revenues. Our efforts may not lead to commercially successful products, for a number of reasons, including:

●	our product candidates may not prove to be safe and effective in clinical trials;

●	we may not be able to obtain regulatory approvals for our product candidates or approved uses may be narrower than we seek;

●	we may not have adequate financial or other resources to complete the development and commercialization of our product candidates; or

●	any products that are approved may not be accepted or reimbursed in the marketplace.

We do not expect to be able to market any of our product candidates for a number of years. If we are unable to develop, receive approval for, or successfully commercialize any of our product candidates, we will be unable to generate significant revenues. If our development programs are delayed, we may have to raise additional capital to fund operations or reduce or cease our operations.

We have never generated any revenues and may never become profitable

Since inception we have not generated any revenues and we have incurred an accumulated deficit of $8,836,001 through September 30, 2013. We expect to continue to incur substantial operating losses for the next several years as we pursue our clinical trials and research and development efforts. To become profitable, we must successfully develop, manufacture and market our product candidates, either alone or in conjunction with possible collaborators. We may never have any revenues or become profitable.

If our product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and we will be unable to market them

The regulatory review approval process typically is expensive, takes many years and the timing of any approval cannot be accurately predicted. If we fail to obtain regulatory approval for our current or future product candidates, we will be unable to market and sell such products and therefore may never be profitable.

As part of the regulatory approval process, we must conduct preclinical studies and clinical trials for each product candidate to demonstrate safety and efficacy. The number of preclinical studies and clinical trials that will be required varies depending on the product candidate, the indication being evaluated, the trial results and regulations applicable to any particular product candidate.

The results of preclinical studies and initial clinical trials of our product candidates do not necessarily predict the results of later-stage clinical trials. Product candidates in later stages of clinical trials may fail to show the desired safety and efficacy despite having progressed through initial clinical trials. We cannot assure you that the data collected from the preclinical studies and clinical trials of our product candidates will be sufficient to support FDA or other regulatory approval. In addition, the continuation of a particular study after review by an independent data safety monitoring board does not necessarily indicate that our product candidate will achieve the clinical endpoint.

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Our current supply of AB101 may be insufficient in terms of quality and quantity which would delay preclinical trials

We acquired a supply of AB101 through the acquisition of assets from PR PHARMACEUTICALS INC.. We have contracted to have this supply filled for use in our preclinical trials. If the supply has expired or has other quality issues that make it unusable, we could not use it in our preclinical trials. Any inability to use our supply of AB101 would cause delays and increase costs.

Our limited operating history makes it difficult to evaluate our business and prospects

Our operations to date have been limited to organizing and staffing our company and acquiring product and technology rights. We have not demonstrated an ability to perform preclinical testing, conduct clinical trials, hire staff, obtain regulatory approval for or commercialize a product candidate. Consequently, any predictions about our future performance may not be as accurate as they could be if we had a history of successfully hiring staff, or testing, developing and commercializing pharmaceutical products.

Our competitors may develop and market drugs that are less expensive, more effective or safer than our product candidates

We are not aware of any products in development for a once-a-week treatment of diabetes using human insulin. We are also not aware of any products in development for once-a-month treatment of diabetes using human GLP-1. The pharmaceutical market is highly competitive. For our product candidates that use currently approved active ingredients, we will face competition from the existing delivery method with each product candidate for which we are able to obtain approval. In particular, if we successfully commercialize AB101, our product candidate would compete directly against Lantus, Levemir, and Novo Nordiok’s Tresiba, which is pending FDA approval. Additionally, other pharmaceutical and biotechnology companies may be developing improved formulations of the same drugs that will compete with products we are developing. It is possible that our competitors will develop and market products that are less expensive, more effective or safer than our future products or that will render our products obsolete. We expect that competition from pharmaceutical and biotechnology companies, universities and public and private research institutions will increase. Many of these competitors have substantially greater financial, technical, research and other resources than we do. We may not have the financial resources, technical and research expertise or marketing, distribution or support capabilities to compete successfully.

We face potential product liability exposure, and, if successful claims are brought against us, we may incur substantial liability

The use of our product candidates in clinical studies and the sale of any products for which we obtain marketing approval expose us to the risk of product liability claims. Product liability

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claims might be brought against us by consumers, health care providers, pharmaceutical companies or others selling or otherwise coming into contact with our products. If we cannot successfully defend ourselves against product liability claims, we could incur substantial liabilities. In addition, regardless of merit or eventual outcome, product liability claims may result in:

●	impairment of our business reputation;

●	withdrawal of clinical study participants;

●	costs of related litigation;

●	distraction of management’s attention from our primary business;

●	substantial monetary awards to patients or other claimants;

●	the inability to commercialize our product candidates; and

●	decreased demand for our product candidates, if approved for commercial sale.

We currently do not have any product liability insurance coverage as we have not yet begun our clinical trials on our current product candidate. We plan on obtaining product liability insurance coverage prior to beginning our clinical trials. Our product liability insurance coverage for our clinical studies may not be sufficient to reimburse us for all expenses or losses we may suffer. Moreover, insurance coverage is becoming increasingly expensive, and, in the future, we may not be able to maintain insurance coverage at a reasonable cost or in sufficient amounts to protect us against losses due to liability. If and when we obtain marketing approval for any of our product candidates, we intend to expand our insurance coverage to include the sale of commercial products; however, we may be unable to obtain this product liability insurance on commercially reasonable terms. On occasion, large judgments have been awarded in class action lawsuits based on drugs that had unanticipated adverse effects. A successful product liability claim or series of claims brought against us could cause our stock price to decline and, if judgments exceed our insurance coverage, could decrease our cash and adversely affect our business.

Our management team is incomplete and we rely on our Chief Executive Officer and Chief Scientific Officer

Our management team is incomplete and we are continuing to search for and recruit managers for our business. Currently, we rely on our Chief Executive Officer and Chief Scientific Officer. There can be no assurance that we will be able to find and successfully recruit qualified managers. If we lose our Chief Executive Officer and Chief Scientific Officer or cannot recruit additional qualified managers, we are unlikely to have success in developing and commercializing our drug development assets.

Risks Related to Our Intellectual Property

If our or our licensors’ patent positions do not adequately protect our product candidates or any future products, others could compete with us more directly, which would harm our business

Our commercial success will depend in part on our and our licensors’ ability to obtain additional patents and protect our existing patent positions, particularly those patents for which we have secured exclusive rights, as well as our ability to maintain adequate protection of other intellectual property for our technologies, product candidates and any future products in the US and other countries. If we or our licensors do not adequately protect our intellectual property, competitors may be able to use our technologies and erode or negate any competitive advantage we may have, which could materially harm our business, negatively affect our position in the marketplace, limit our ability to commercialize our product candidates and delay or render impossible our achievement of profitability. The laws of some foreign countries do not protect our proprietary rights to the same extent as the laws of the US, and we may encounter significant problems in protecting our proprietary rights in these countries.

The patent positions of biotechnology and pharmaceutical companies, including our patent position, involve complex legal and factual questions, and, therefore, validity and enforceability cannot be predicted with certainty. Patents may be challenged, deemed unenforceable, invalidated or circumvented. We and our licensors will be able to protect our proprietary rights from unauthorized use by third parties only to the extent that our proprietary technologies, product candidates and any future products are covered by valid and enforceable patents or are effectively maintained as trade secrets.

The degree of future protection for our proprietary rights is uncertain, and we cannot ensure that:

●	we or our licensors were the first to make the inventions covered by each of our pending patent applications;

●	we or our licensors were the first to file patent applications for these inventions;

●	others will not independently develop similar or alternative technologies or duplicate any of our technologies;

●	any of our or our licensors’ pending patent applications will result in issued patents;

●	any of our or our licensors’ patents will be valid or enforceable;

●	any patents issued to us or our licensors and collaborators will provide a basis for commercially viable products, will provide us with any competitive advantages or will not be challenged by third parties;

●	we will develop additional proprietary technologies or product candidates that are patentable; or

●	the patents of others will not have an adverse effect on our business.

We may be unable to adequately prevent disclosure of trade secrets and other proprietary information

We rely on trade secrets to protect our proprietary know-how and technological advances, especially where we do not believe patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. We rely in part on confidentiality agreements with our employees, consultants, outside scientific collaborators, sponsored researchers and other advisors to protect our trade secrets and other proprietary information. These agreements may not effectively prevent disclosure of confidential information and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. In addition, others may independently discover our trade secrets and proprietary information. Costly and time- consuming litigation could be necessary to enforce and determine the scope of our proprietary rights. Failure to obtain or maintain trade secret protection could enable competitors to use our proprietary information to develop products that compete with our products or cause additional, material adverse effects upon our competitive business position.

Litigation regarding patents, patent applications and other proprietary rights may be expensive and time consuming. If we are involved in such litigation, it could cause delays in bringing product candidates to market and harm our ability to operate

Our commercial success will depend in part on our ability to manufacture, use, sell and offer to sell our product candidates and proposed product candidates without infringing patents or other proprietary rights of third parties. Although we are not currently aware of any litigation or other proceedings or third-party claims of intellectual property infringement related to our product candidates, the pharmaceutical industry is characterized by extensive litigation regarding patents and other intellectual property rights. Other parties may obtain patents in the future and allege that the use of our technologies infringes these patent claims or that we are employing their proprietary technology without authorization. Likewise, third parties may challenge or infringe upon our or our licensors’ existing or future patents. Proceedings involving our patents or patent applications or those of others could result in adverse decisions regarding the patentability of our inventions relating to our product candidates or the enforceability, validity or scope of protection offered by our patents relating to our product candidates.

Even if we are successful in these proceedings, we may incur substantial costs and divert management time and attention in pursuing these proceedings. If we are unable to avoid infringing the patent rights of others, we may be required to seek a license, defend an infringement action or challenge the validity of the patents in court. Patent litigation is costly and time-consuming. We may not have sufficient resources to bring these actions to a successful conclusion. In addition, if we do not obtain a license, develop or obtain non-infringing technology, fail to defend an infringement action successfully or have our patents declared invalid, we may incur substantial monetary damages; encounter significant delays in bringing our product candidates to market; or be precluded from participating in the manufacture, use or sale of our product candidates or methods of treatment requiring licenses.

If our patent and other intellectual property protection is inadequate, our sales and profits could suffer or competitors could force our products completely out of the market

Patents which prevent the manufacture or sale of our products may be issued to others. We may have to license those patents and pay significant fees or royalties to the owners of the patents in order to keep marketing our products. This would cause profits on sales to suffer.

We have been granted patents or licensed patents in the US, but patent applications that have been, or may in the future be, filed by us may not result in the issuance of additional patents. The scope of any patent issued may not be sufficient to protect our technology. The laws of foreign jurisdictions in which we intend to sell our products may not protect our rights to the same extent as the laws of the US.  In addition to patent protection, we also rely on trade secrets, proprietary know-how and technology advances. We enter into confidentiality agreements with our employees and others, but these agreements may not be effective in protecting our proprietary information. Others may independently develop substantially equivalent proprietary information or obtain access to our know-how. Litigation, which is expensive, may be necessary to enforce or defend our patents or proprietary rights and may not end favorably for us. We may also choose to initiate litigation against other parties who we come to believe are infringing these patents. If such litigation is unsuccessful or if the patents are invalidated or canceled, we may have to write off the related intangible assets and such an event could significantly reduce our earnings. Any of our licenses, patents or other intellectual property may be challenged, invalidated, canceled, infringed or circumvented and may not provide any competitive advantage to us.

Risks Related to Our Capital Stock

There is a limited trading market for our common stock, which could make it difficult for you to liquidate an investment in our common stock, in a timely manner

Our common stock is currently traded on the OTCQB. Because there is a limited public market for our common stock, you may not be able to liquidate your investment when you want.  Even in the event we file a registration statement with the Securities and Exchange Commission to register shares of our common stock, we cannot assure you that an active trading market for our common stock will ever develop. The lack of an active public trading market means that you may not be able to sell your shares of common stock when you want, thereby increasing your market risk. Until our common stock is listed on an Exchange, we expect that it will continue to be listed on the OTCQB. However, an investor may find it difficult to obtain accurate quotations regarding the common stock’s market value. In addition, if we failed to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling our common stock, which may further affect its liquidity.

We cannot assure you that our common stock will become listed on a securities exchange and the failure to do so may adversely affect your ability to dispose of our common stock in a timely fashion

We plan to seek listing of our common stock on the NYSE MKT or the NASDAQ exchange as soon as reasonably practicable. In 2011, the NYSE MKT and the NASDAQ amended their listing rules to restrict the ability of companies that have completed reverse mergers to list their securities on such exchanges. In order to become eligible to list their securities on such exchanges, reverse merger companies must have had their securities traded on an over-the-counter market for at least one year, maintained a closing price of $4.00 or higher for not less than 30 of the most recent 60 days prior to the filing of an initial listing application and prior to listing, and timely filed with the SEC all required reports since the consummation of the reverse merger, including one annual report containing audited financial statements for a full fiscal year commencing after the date of the filing of the Form 8-K containing the Company’s Form 10 information. As such, we may not be able to satisfy the initial listing standards of the NYSE MKT or NASDAQ exchanges in the foreseeable future or at all. Even if we are able to list our common stock on such exchanges, we may not be able to maintain a listing of the common stock on such stock exchange.

Holders of our warrants will have no rights as a common stockholder until they acquire our common stock through exercise of the warrant

Until you acquire shares of our common stock upon exercise of your warrants, you will have no rights with respect to our common stock. Upon exercise of your warrants, you will be entitled to exercise the rights of a common stockholder only as to matters for which the record date occurs after the exercise date.

Our common stock may be considered a “penny stock”

Trades of our common stock are subject to Rule 15g-9 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, which imposes certain requirements on broker/dealers who sell securities subject to the rule to persons other than established customers and accredited investors. For transactions covered by the rule, broker/dealers must make a special suitability determination for purchasers of the securities and receive the purchaser’s written agreement to the transaction prior to sale. The SEC also has other rules that regulate broker/dealer practices in connection with transactions in “penny stocks.” Penny stocks generally are equity securities with a price of less than $5.00 (other than securities listed on a national securities exchange, provided that current price and volume information with respect to transactions in that security is provided by the exchange or system). The penny stock rules require a broker/dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker/dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker/dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker/dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer’s confirmation. These disclosure requirements have the effect of reducing the level of trading activity in the secondary market for our common stock. As a result of the foregoing, investors may find it difficult to sell their shares.

We have no current plan to pay dividends on our common stock and investors may lose the entire amount of their investment

We have no current plans to pay dividends on our common stock. Therefore, investors will not receive any funds absent a sale of their shares of our common stock. We cannot assure investors of a positive return on their investment.

Risks Related to the Offering

 We will have broad discretion as to the use of the net proceeds of this offering, and we may not use the proceeds effectively

Although we plan to use the net proceeds from this offering for general working capital purposes, our management will have broad discretion as to the application of the net proceeds. Our stockholders may not agree with the manner in which our management chooses to allocate and spend the net proceeds. Moreover, our management may use some of the net proceeds for corporate purposes that may not increase our market value or profitability.

We anticipate entering into a “qualified financing” as defined in the Promissory Note, any failure to complete a “qualified financing” or any failure to realize the expected benefits of a “qualified financing”, could negatively impact our financial condition.

In connection with this offering we anticipate entering into a “qualified financing” as defined in the Convertible Promissory Notes during the first quarter of 2014, our ability to consummate the “qualified financing” is subject to the satisfaction of certain conditions, many of which are beyond the control of AntriaBio, including, among others, general market conditions and the volume of trading in our shares of common stock. Any delay in completion of a “qualified financing” could reduce the expected benefits of the “qualified financing” and adversely affect AntriaBio’s financial condition. Moreover, there can be no assurance that AntriaBio will conduct a “qualified financing” or realize the benefits which it seeks to achieve from a “qualified financing”.

[The Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, Subscriber executes and agrees to be bound by this Subscription Agreement.

Total Note Amount $_________________	The Convertible Note and Warrant should be issued in the following name(s): (please print) __________________________________________ __________________________________________

Residence or Principal Office Address of Subscriber:

__________________________________________

__________________________________________

__________________________________________

Tel:  ______________________________________

Social Security/Tax ID No.: ______________________________	Signature(s) __________________________________________ __________________________________________

Exhibit A

FORM OF CONVERTIBLE NOTE

See Exhibit 4.1 to this Current Report on Form 8-K

Exhibit B

FORM OF WARRANT

See Exhibit 4.2 to this Current Report on Form 8-K

Exhibit C

ANTRIABIO INC.
Accredited Investor Questionnaire
Convertible Promissory Notes

STATEMENT OF POTENTIAL INVESTOR SUITABILITY
FOR INVESTMENT IN
ANTRIABIO INC.

Investors in AntriaBio, Inc., a Delaware corporation (the “Company”), must meet certain requirements in order to comply with the nonpublic offering exemption from registration under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws.  Before any sale of securities is consummated, the Company must be reasonably satisfied that the purchaser is an “accredited investor” and has sufficient financial expertise to be able to evaluate the merits and risks of the proposed investment.  You are requested to submit the following information in connection with the Company’s consideration of selling securities to you.

By signing this Questionnaire, you also confirm your understanding that the Company will be relying on the accuracy and completeness of your responses to establish the Company’s legal right to sell securities to you without registration under the federal securities laws and applicable state securities laws.  YOUR ANSWERS WILL AT ALL TIMES BE KEPT STRICTLY CONFIDENTIAL.  You agree by signing this Questionnaire, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish the legality of your participation in the offering.

If there is any change in the information you provide in this Questionnaire, please contact the Company immediately.

Please answer all questions that are applicable to you.

A.           THIS SECTION A IS TO BE COMPLETED BY INDIVIDUAL INVESTORS (INVESTORS OTHER THAN INDIVIDUALS PROCEED TO SECTION B).

1.	Name: __________________________________	Age:	________________
Social Security No.: _______________________

2.	I am a resident of the state of ________________

My principal residence address is at: __________________________________________

3:	Business Address: _______________________________________________________

4.	Telephone Nos.: Residence: ____________________ Business: ___________________

5.	Current Employment and Position Held: ________________________________________

6.	Principal Occupation for Last Five Years: _______________________________________

7.	Highest Educational Degree Obtained: ________________________________________

8:	Do you have sufficient knowledge of and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

Yes _____ No _____

9:	Do you understand the nature of an investment in the Company and the risks associated with such an investment?

Yes _____ No _____

10.	Do you understand that there is no guarantee of any financial return on this investment and that you run the risk of losing your entire investment?

Yes _____ No _____

11,
Do you understand that this investment is unlikely to provide liquidity in the foreseeable future because there is no market for the Company's and the transfer of such securities will be restricted under the securities laws?

Yes _____ No _____

12.	Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this investment provides limited liquidity?

Yes _____ No _____

13.	Are you purchasing these securities for investment and not with the intent to resell them?

Yes _____ No _____

14.
You have the right, will be afforded an opportunity, and are encouraged to investigate the Company and review relevant records and documents pertaining to the Company and its business and to ask questions of representatives of the Company regarding this investment and its operations and business prospects. Have you received from the Company the documents and other information you have deemed necessary and requested from the Company in connection with your evaluation of your investment in the Company?

Yes _____ No _____

15.	Have you completed your investigation and received satisfactory answers to questions posed?

Yes _____ No _____

16.	Have you ever invested in securities?

Yes _____ No _____

Have you ever invested in investment partnerships, venture capital funds, or other nonmarketable or restricted securities?

Yes _____ No _____

Indicate the frequency of your investments (or, if the prospective purchaser is a corporation, partnership, or other entity, your investments on its behalf) in nonmarketable securities (circle appropriate answer):     Often     Occasionally    Seldom

17.	(a) Are you a United States citizen?

Yes _____ No _____

(b) If your answer to question 17(a) is No, are you a United States resident for purposes of U.S. income taxation?

Yes _____ No _____

18.
Subscriptions will be accepted only from investors who are Accredited Investors. For purposes of enabling the Company to determine whether the undersigned individual (“Investor”) is an Accredited Investor, please initial the category or categories below that are true for you.

________ (initial)
(i) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds $1,000,000; provided, however, that (i) person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability.

________ (initial)
(ii) Investor is an individual who had an individual income1 in excess of $200,000, or joint income with Investor’s spouse in excess of $300,000, in each of the two most recent years, and has a reasonable expectation of attaining the same income level in the current year.

1 For this purpose, a person’s income is the amount of that person’s individual adjusted gross income (as reported on a federal income tax return).

________ (initial)	(iii) Investor is a director or executive officer of the Company.

If you have not initialed at least one of the categories above, stop here.  You are not an accredited investor and may not participate in the offering.

The undersigned hereby represents and warrants to the Company that (a) the information contained herein is complete and accurate and may be relied upon by the Company, (b) the undersigned has such knowledge and experience in financial matters that he, she or they are capable of evaluating the merits and risks of the investment, and (c) the undersigned will notify the Company immediately of any material change in such information occurring prior to the acceptance or rejection of his subscription.

The undersigned has or have executed this Accredited Investor Questionnaire this _____ day of _________________, 20__.

________________________________	________________________________
Print Name of Investor	Signature of Investor

________________________________	________________________________
Print Name of Spouse	Signature of Spouse
(if funds are to be invested in joint	(if funds are to be invested in joint
name or is community property)	name or is community property)

(All residents of a community property state, including California and Washington, must have signature of spouse.)

B.           THIS SECTION B IS TO BE COMPLETED BY A CORPORATION, PARTNERSHIP, TRUST OR ENTITY INVESTOR (Entity).

1,	Name of Entity: ______________________________________________________________________________________________________________

2:	Type of Entity:	☐ General Partnership	☐ Limited Partnership
		☐ Corporation	☐ Limited Liability Company
☐ Trust

3.	Address: ___________________________________________________________________________________________________________________

4.	Business Phone Number: _______________________________________________________________________________________________________

5.	Taxpayer Identification Number: _________________________________________________________________________________________________

6.	Date of Organization or Incorporation: _____________________________________________________________________________________________

7.	State in which Organized or Incorporated: __________________________________________________________________________________________

8.	Was this partnership, corporation, trust or other entity formed for the specific purpose of investing in the Company?

☐ Yes ☐ No

9.	Number of equity owners (partners, beneficiaries, etc.): ________________________________________________________________________________

10.
Subscriptions will be accepted only from Entities that are Accredited Investors. For purposes of enabling the Company to determine whether the undersigned Entity is an Accredited Investor, please initial the category or categories below that are true for the Entity.

________ (initial)
(i) Investor is a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Act”), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual capacity or a fiduciary capacity.

________ (initial)	(ii) Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

________ (initial)	(iii) Investor is an insurance company as defined in Section 2(13) of the Act.

________ (initial)	(iv) Investor is an investment company registered under the Investment Company Act of 1940.

________ (initial)	(v) Investor is a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

________ (initial)	(vi) Investor is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) or the Small Business Investment Act of 1958.

________ (initial)
(vii) Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

________ (initial)
(viii) Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if (a) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor or (b) the employee benefit plan has total assets in excess of $5,000,000 or (c) if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

________ (initial)	(ix) Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

________ (initial)
(x) Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring securities offered, with total assets in excess of $5,000,000.

________ (initial)
(xi) Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Title 17 of the Code of Federal Regulations.

________ (initial)	(xii) Investor is an entity in which each equity owner satisfies at least one of the categories (i) through (xi) above.

If you have not initialed at least one of the foregoing categories, stop here.  You are not an accredited investor and may not participate in the offering.

11.
The undersigned hereby agrees to provide the Company upon request with a true and correct list of the names of all partners, shareholders, grantors of an irrevocable trust or other equity owners of the undersigned.

The undersigned investor has executed this Accredited Investor Questionnaire this _____ day of ___________, 20__.

________________________________		________________________________
Print name of partnership, corporation,		Print name of authorized representative
trust or other entity
________________________________		________________________________

By:	___________________________	By:	___________________________
	Signature of authorized representative		Capacity of authorized representative